                                                                   EXHIBIT 10.33

                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT is entered into as of July 18, 1996 (the "Effective Date"), by and between InSite Vision Incorporated, a Delaware corporation (the "Company"), and Bausch & Lomb Pharmaceuticals, Inc., a Delaware corporation (the "Investor").

         A. The Company and Investor have entered into the following agreements of even date herewith: (i) Timolol Development Agreement, (ii) PilaSite License Agreement, and (iii) Contract Manufacturing Agreement (collectively the "Ancillary Agreements"), pursuant to which the Company and Investor have provided for the development and manufacture of products for the treatment of various ophthalmic conditions;

         B. In connection with the execution and delivery of the Ancillary Agreements, the Investor desires to purchase, and the Company desires to sell, shares of the Company's Common Stock (the "Common Stock") upon the terms and conditions hereinafter described.

         In consideration of the mutual covenants and conditions contained herein, the parties agree as follows:


        1.       Purchase and Sale of Shares.

                  1.1      Sale and Issuance of Shares.

                           (a) First Closing. The First Closing shall take place
on the date designated in writing by Investor to the Company not later than 3:00 P.M. E.S.T. on the business day immediately preceding the First Closing Date, which date shall not be sooner than the sixth business day following the Effective Date nor later than the Twenty-fifth business day following the Effective Date. Subject to the terms and conditions of this Agreement, Investor agrees to purchase at the First Closing and the Company agrees to sell and issue to the Investor at the First Closing, for a purchase price of $1,000,000 (the "First Purchase Price"), that number of shares of Common Stock (the "First Closing Shares" and together with the Second Closing Shares as defined below, the "Shares") as is determined by dividing $1,000,000 by the closing price (or in the event there is no such closing price, the average of the bid and ask price) per share for the Common Stock as quoted on the Nasdaq National Market System, or such national securities exchange or over-the-counter trading system on which the Common Stock is traded at such time, on the business day immediately preceding the First Closing Date.

[* INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.]

                           (b) Second Closing. The Second Closing shall take
place on the first anniversary of the First Closing Date. Subject to the terms and conditions of this Agreement, Investor agrees to purchase at the Second Closing and the Company agrees to sell and issue to the Investor at the Second Closing, for a purchase price of $1,000,000 (the "Second Purchase Price"), that number of shares of Common Stock (the "Second Closing Shares") as is determined by dividing $1,000,000 by the closing price (or in the event there is no such closing price, the average of the bid and ask price) per share for the Common Stock as quoted on the Nasdaq National Market System, or such national securities exchange or over-the-counter trading system on which the Common Stock is traded at such time, for the business day immediately preceding the date of the second closing (the "Second Closing Date").

                  1.2 Closing. The consummation of the purchase and sale of the Shares shall take place at the offices of Brobeck, Phleger & Harrison LLP, 2200 Geng Road, Palo Alto, CA 94303 at 10:00 a.m. (Pacific Time), on the First and Second Closing Dates respectively, or at such other time and place as the Company and the Investor mutually agree upon orally or in writing. At each Closing, Investor will make payment for the First Closing Shares or Second Closing Shares, respectively, by wire transfer payable to the Company in the amount of the First Purchase Price and the Second Purchase Price, respectively. The Company shall deliver to the Investor a certificate representing the First Closing Shares or the Second Closing Shares, respectively, within three (3) business days of the date of each respective closing; provided, however, that until delivery of such certificates, Investor shall have all the rights and incidence of ownership of the First Closing Shares or Second Closing Shares, as the case may be, as if such certificates were issued on each respective closing date.

         2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit A, specifically identifying the relevant subparagraph hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

                  2.1 Organization; Good Standing; Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, to execute and deliver this Agreement, to issue and sell the Shares, and to carry out the provisions of this Agreement.

                  2.2 Authorization. All corporate action on the part of the Company, its officers, directors, and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance), sale, and delivery of the Shares has been taken or will be taken prior to the Closing, and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms

                                       2.
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except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  2.3 Valid Issuance of Common Stock. The Shares that are being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and, based in part upon the representations of the Investor in this Agreement, will be issued in compliance with all applicable federal and state securities laws and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

                  2.4 Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement, the offer, sale or issuance of the Shares by the Company, except such filings as have been or will be made prior to any closing provided for hereunder, except that any notices of sale required to be filed with the Securities and Exchange Commission ("SEC") under Regulation D of the Securities Act of 1933, as amended (the "Act"), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

                  2.5 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company which questions the validity of this Agreement, or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

                  2.6 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Restated Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance by the

                                       3.

Company of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties, except that the foregoing may be limited by
(i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  2.7 Filings. The Company has timely filed all reports, registration statements and other documents required to be filed by it with the SEC under the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, without limitation, the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1996, Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and Annual Report to Stockholders for the fiscal year ended December 31, 1995. As of its filing date and as of the date hereof, no such report or statement contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  2.8 Disclosure. This Agreement and the Schedules and Exhibits hereto do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements mad herein or therein not misleading in light of the circumstances under which they were made.


         3. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company that:

                  3.1 Authorization. This Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms and that Investor has full power and authority to enter into this Agreement.

                  3.2 Organization. The Investor is a corporation duly organized and validly existing and in good standing under the laws of Delaware, with all requisite power and authority to own its properties and conduct its business as now being conducted.

                  3.3 Purchase Entirely for Own Account. This Agreement is made with the Investor in reliance upon Investor's representations to the Company, which by Investor's execution of this Agreement it hereby confirms, that the Shares to be received by Investor will be acquired for investment for Investor's own account, not as a nominee or agent, and

                                       4.

not with a view to the resale or distribution of any part thereof, and that Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

                  3.4 Disclosure of Information. Investor acknowledges that it has received all the information it has requested or, based upon the Company's representations herein contained, considers necessary or appropriate for deciding whether to purchase the Shares. Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the Company and the terms and conditions of the offering of the Shares and to obtain any additional information necessary to verify the accuracy of the information given to Investor.

                  3.5 Restricted Securities. Investor understands that the Shares are "restricted securities" under the Act as they are being acquired from the Company in a transaction not involving a public offering and that under the Act and the rules and regulations thereunder such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                  3.6 Accredited Investor. Investor is an "accredited investor" within the meaning of paragraph (a) of Rule 501 of Regulation D promulgated under the Act and was not organized for the specific purpose of acquiring the Shares. Investor has sufficient knowledge and experience to analyze the Company so as to be able to evaluate the risks and merits of its investment in the Company and is financially able to bear the risks thereof.

                  3.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Shares unless:

                           (a) the disposition is made as part of a firmly
underwritten public offering of the Company's Common Stock; or

                           (b) Except where the disposition is made pursuant to
Rule 144 under the Act, until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and Section 7 hereof, and the (i) Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will be exempt from the registration requirements of Section 5 of the Act. It is agreed that the Company's

                                       5.

own legal counsel will provide any opinions of counsel necessary to consummate any transactions made pursuant to Rule 144 or any state securities laws.

                  3.8 Legends. It is understood that the certificates evidencing the Shares may bear one or all of the following legends:

                           (a) "These securities have not been registered under
the Securities Act of 1933, as amended, or any State Securities law and such securities may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                           (b) Any legend required by the laws of the State of
Florida or Delaware or any other applicable state securities law.

                  3.9 Compliance with Law. Investor is not a party to any agreement or instrument, or subject to any charter or other corporate restriction or, to its actual knowledge, any judgment, order, decree, law, ordinance, regulation or other governmental restriction which would prevent or impede, or be breached or violated by, the transactions contemplated in this Agreement.

         4. Florida Commissioner of Corporations. The Shares have not been registered under the Securities Act of 1933, as amended, or the securities or blue sky laws of any state, including the State of Florida, and may not be transferred or resold without (a) registration under the Securities Act and applicable state registration or qualifications, unless in the opinion of counsel to the Company an exemption from registration under applicable federal and state securities laws is then available and (b) compliance with all other restrictions on transfer contained in this Agreement and applicable laws.

         5. Conditions of Investor's Obligations at First Closing and Second Closing. The obligation of the Investor to purchase and pay for the Shares to be purchased at each of the First Closing and Second Closing, as the case may be, is subject to the fulfillment, or Investor's waiver, on or before each such Closing, of each of the following conditions:

                  5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                  5.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement and the Ancillary Agreements that are required to be performed or complied with by it on or before such Closing.

                                       6.

                  5.3 Compliance Certificate. The President of the Company shall have delivered to the Investor a certificate certifying that the conditions specified in Sections 5.1, 5.2 and 5.4 have been fulfilled and stating that there shall have been no adverse change in the business, affairs, properties, assets or conditions of the Company since the Effective Date, except as otherwise disclosed in any report or other document filed by the Company with the SEC under the Act or the Exchange Act from the date hereof through the date of such Closing.

                  5.4 Qualifications. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale and issuance of the Shares or requiring any consent or approval of any person or governmental entity which shall not have been obtained prior to the issuance of the Shares in such Closing.

                  5.5 Collaborative and License Agreements. With respect to the First Closing only, the Company and the Investor shall have executed and delivered each of the Ancillary Agreements.

                  5.6 Proceedings and Documents. All corporate or other proceedings in connection with the transactions contemplated at such Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investor and Investor's counsel and the Investor shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

                  5.7 Issuance of Shares. The Company shall have taken all steps necessary to instruct its transfer agent to issue a share certificate or certificates representing the Shares issued in such Closing.

         6. Conditions of the Company's Obligations at the First Closing and Second Closing. The obligations of the Company to sell and issue the Shares to the Investor at each of the First Closing and the Second Closing, as the case may be, is subject to the fulfillment, or the Company's waiver, on or before each such Closing, of each of the following conditions:

                  6.1 Representations and Warranties. The representations and warranties of Investor contained in Section 3 shall be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

                  6.2 Payment of Purchase Price. The Investor shall have delivered the First Purchase Price (with respect to the First Closing), and the Second Purchase Price (with respect to the Second Closing).

                                       7.

                  6.3 Compliance Certificate. The President, or other authorized officer, of the Investor shall have delivered to Company a certificate certifying that the conditions set forth in Sections 6.1, 6.4 and 6.5 have been fulfilled.

                  6.4 Performance. Buyer shall have performed and complied with all agreements, obligations and conditions contained in this Agreement and the Ancillary Agreements that are required to be performed or complied with by it on or before such Closing.

                  6.5 Qualifications. There shall not be in effect any law, rule or regulation prohibiting or restricting the sale and issuance of the Shares or requiring any consent or approval of any person or governmental entity which shall not have been obtained prior to the issuance of the Shares in such Closing.

                  6.6 Collaborative and License Agreements. With respect to the First Closing only, the Company and the Investor shall have executed and delivered the Ancillary Agreements.

         7.       Covenants of the Investor.

                  7.1 Standstill Provisions. Commencing as of the First Closing and for a period of five (5) years thereafter, Investor (including all Affiliates or agents of Investor) shall not acquire beneficial ownership of any shares of Common Stock, any securities convertible into or exchangeable for Common Stock, or any other right to acquire Common Stock, except by way of stock dividends or other distributions or offerings made available to holders of Common Stock generally, from the Company or any other person or entity, without the prior written consent of the Company, which consent may be withheld in the Company's sole discretion, if such acquisition should cause Investor (including all Affiliates of Investor) to beneficially own more than 9.99% of the Company's outstanding voting stock (assuming the full conversion and exercise of all convertible or exercisable securities of the Company); provided, however, that in no event shall any reduction in the outstanding shares of the Company's capital stock (or rights or options), cause a violation of this Section 7.1; and provided further that the foregoing prohibition and requirement for consent will not apply in the event a third party acquires more than 9.99% of the Company's outstanding voting stock (assuming the full conversion and exercise of all convertible or exercisable securities of the Company) either (i) in a transaction or series of transactions to which the Company's Board of Directors does not consent, or (ii) such third party, upon such acquisition, indicates in a filing with the Securities and Exchange Commission ("SEC") an intent to acquire control of the Company.

                  7.2 Transfer Restriction. Investor hereby agrees that during the time periods (i) commencing as of the First Closing and ending six (6) months following the Second Closing; and (ii) commencing again as of such date or dates that any registration statement registering shares of the Company in an underwritten public offering is filed with

                                       8.

the SEC under the Act and ending ninety (90) days after such registration statement is declared effective by the SEC, if the underwriter or underwriters in such offering request that all the Company's stockholders holding at least the number of shares held by the Investor execute a "lock-up agreement" as a condition precedent to such offering, neither it nor any Affiliate shall, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any of the Shares, except any of the Shares which are included in any such registration statement; provided, however, that the above transfer restrictions shall not preclude Investor or its Affiliates from selling the Shares in any tender offer commenced after the First Closing. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares held by the Investor or any Affiliate (and the Shares of every other person subject to the foregoing restriction) until such time as Investor and any donee bound by the terms of this Agreement have disposed of all Shares or all Shares have been registered under the Act. For purposes of Sections 7.1 and 7.2, the term "Affiliate" shall mean all corporations or business entities which directly or indirectly are controlled by, control, or are under common control with Investor.

                  7.3 Voting Agreement. Investor agrees that it shall, so long as it holds shares of Common Stock, vote such shares with respect to any proposed merger or combination or sale of all or substantially all of the assets of the Company, with or to any other entity in the same proportion as the shares voted in favor of such transaction by other parties who are not themselves a party to any such merger, combination or asset sale; provided, however, that the foregoing voting requirement shall not apply to Investor in any transaction which is not approved by the Company's Board of Directors or in the event of a proposed merger or combination or sale of substantially all of the assets of the Company to a competitor of Investor.

         8.       Covenants of the Company.

                  8.1 Trading Market; Reports. The Company shall ensure that its Common Stock is listed and eligible for trading on the Nasdaq Stock Market or a national securities exchange until such time as the Investor has resold all of the Shares purchased hereunder. In the event the Company breaches the terms of this Section 8.1 and, but for such breach, the Investor would be able to sell the Shares pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Act") and the terms of Section 7.2 hereof, * * * [* INDICATES THAT MATERIAL HAS BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED THEREFOR. ALL SUCH OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24b-2.]

                                       9.

                  8.2         Registration Rights.

                           (a) In the event that upon the later to occur of (i)
the first commercial sale of PilaSite in the United States; or (ii) the second anniversary of the First Closing, the Investor cannot sell, or otherwise transfer the Shares, after exercising diligent efforts for six (6) months, pursuant to Rule 144 promulgated under the Act and a similar exemption under applicable state securities laws, the Investor shall have the right (y) to require the Company, at the Company's expense (with the exception of any legal or advisory fees or expenses incurred by the Investor in connection with such registration), to register the Shares and any securities issued to the Investor by way of a stock split, dividend or any other distribution with respect to or in exchange for, or in replacement of, the Shares (collectively, the "Registrable Securities") under the Act and (z) to piggyback the registration of the Registrable Securities on a registration statement otherwise filed by the Company, as provided herein.

                           (b) If the Investor exercises its registration rights
set forth in Section 8.2(a)(y), the Company shall prepare and file with the Securities and Exchange Commission ("SEC") not later than sixty (60) days following notice of such exercise a registration statement on an appropriate form (the "Registration Statement") for registration under the Act of the resale of the Registrable Securities and shall take all reasonable steps necessary to have such Registration Statement declared effective. The Investor shall furnish the Company with all information reasonably requested by the Company (including, for example, information regarding the Investor's intended method of disposition of the Registrable Securities) for inclusion in the Registration Statement and response to SEC comments thereon. The Company shall use its best efforts to qualify the Registrable Securities under the state securities or "Blue Sky" laws of such jurisdictions as the Investor shall reasonably request. The Company shall use its best efforts to have the Registration Statement declared effective, and, upon such effectiveness, shall maintain the effectiveness of the Registration Statement, until the earlier of (i) date on which all Registrable Securities have been resold pursuant to the Registration Statement; or (ii) such time as the Registrable Securities may be resold without restriction pursuant to Rule 144 under the Act.


                           (c) If (but without any obligation to do so) the
Company proposes to register any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give Investor notice of such registration. Upon the written request of Investor given within ten (10) days of the mailing of such notice and the entering into by the Investor of an Underwriting Agreement with the underwriter for such offering covering all Registrable Securities, the Company shall include in the Company's registration statement under the Act


                                      10.

all of the Registrable Securities that Investor has requested to be registered; provided, however, that nothing in this Section 8.2 shall prevent the Company from at any time abandoning or delaying any such registration without any obligation to Investor and provided, further, however, that if the underwriter advises the Company that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting.

                  8.3 Sale of the Company. Commencing as of the First Closing and for a period of five (5) years thereafter, in the event the Board of Directors of the Company resolves to consider selling or otherwise transferring beneficial ownership of all or substantially all of the Company's assets or its Common Stock, the Company will promptly provide notice thereof to Investor, and the Company will offer Investor the opportunity to engage in discussions concerning the sale or transfer of such securities or assets during the same time period and on a similar procedural basis as the Company engages in such discussions with other potential acquirors of such securities or assets of the Company.

         9.       Miscellaneous.

                  9.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement, the First Closing and the Second Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

                  9.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Shares sold hereunder). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  9.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                  9.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  9.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                                      11.

                  9.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the following addresses or at such other address as such party may designate by ten (10) days' advance written notice to the other parties:

                              If to the Company:

                              InSite Vision Incorporated
                              965 Atlantic Avenue
                              Alameda, California  94501
                              Attn: President

                              With a copy to:

                              J. Stephan Dolezalek, Esq.
                              Brobeck, Phleger & Harrison LLP
                              Two Embarcadero Place
                              2200 Geng Road
                              Palo Alto, California  94303

                              If to the Investor:

                              Bausch & Lomb Pharmaceuticals, Inc.
                              8500 Hidden River Parkway
                              Tampa, Florida 33637
                              Attn: President

                              With a copy to:

                              Bausch & Lomb Incorporated
                              One Bausch & Lomb Place
                              Rochester, New York 14604
                              Attn: General Counsel

                  9.7 Expenses. Irrespective of whether either the First Closing or the Second Closing is effected, the Company shall pay its own and Investor shall pay its own costs and expenses with respect to the negotiation, execution, delivery and performance of this Agreement and the Ancillary Agreements. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                                      12.

                  9.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

                  9.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:                                          INVESTOR:

INSITE VISION INCORPORATED,                       BAUSCH & LOMB
a Delaware corporation                            PHARMACEUTICALS, INC.,
                                                  a Delaware corporation



By:  /s/ S.K. CHANDRASEKARAN                      By: /s/ ALAN P. DAYER
     ----------------------------                     -------------------------
Title: Chief Executive Officer                    Title: President


                                       13.